Condensed Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024
Consolidated Balance Sheets
Amortized cost	$ 38,727	$ 38,727
Ordinary shares par value	$ 0.0001	$ 0.0001
Ordinary shares authorized	800,000,000	800,000,000
Ordinary shares issued	265,169,373	187,452,495
Ordinary shares outstanding	265,169,373	187,452,495